united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number      811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN      46208

(Address of principal executive offices)          (Zip code)

William J. Murphy
Unified Fund Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:     317-917-7000

Date of fiscal year end:      07/31

Date of reporting period:     07/31/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

July 31, 2008

Fund Adviser:

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, Florida 33469

Toll Free (877) 741-3007

To Our Shareholders:

Mirzam Capital Appreciation Fund was launched on August 14, 2007. The eleven months that followed were among the most volatile in the history of US capital markets. The S&P500 Index declined -11.05% for the period August 14, 2007 to July 31, 2008. During this period, the Fund reported a total return of +3.67%. Although it is gratifying to report a positive return at the end of this period, the Fund was not able to withstand the sharp sell off in the market during the last three months of the Fund’s fiscal period. This was very disappointing to us and no doubt to our shareholders. Even revered investors like Warren Buffet could not avoid the volatility of a market in sharp decline. Buffet’s Berkshire Hathaway (NYSE ticker: BRK-A) was down -23.7% during the first seven months of 2008.

Two primary factors contributed to our positive performance during this volatile period. First, our initial investments in the energy and commodity sectors helped our performance in the first nine months of the period, providing positive returns in the volatile market. Second, our policy of allocating capital slowly and deliberately (see below) resulted in the Fund holding larger than normal amounts in cash and money market funds during the period. While not our policy, holding a significant portion of our portfolio in cash and money markets did provide stability in the volatile, declining market and helped provide a positive return for the Fund during the period. In addition, our strategy of favoring investments in companies that pay dividends has helped to negate some of the decline in the prices of stocks in the portfolio.

Our investment strategy is neither to sit on cash, nor to time the market, nor to trade in and out of the market. Instead, we allocate capital slowly and deliberately. This approach entails thorough due diligence before we invest in a particular company. The investment process is not driven by the size of our cash holdings. The reason we believe so strongly in this process is not because we are the Fund managers, but because we are shareholders. A substantial portion of our wealth is invested in Mirzam Capital Appreciation Fund.

For the past eleven months, we have been buying stocks at prices we believe are well below their intrinsic values. Determining a stock’s intrinsic value is more of an art than a science. Short-term investors trade in and out of names to take advantage of volatility. This strategy does not allow much time for due diligence. On the other hand, long-term investors are rewarded by their due diligence and strict pricing discipline. Buying at the right price is half the battle.

Great fortunes have been made in the past by those who bought with confidence while others sold in panic. The secret of buying with confidence lies in knowing what you buy. Such knowledge comes from a process of exhaustive and rigorous research. The Mirzam portfolio is a collection of securities acquired during a time when the market was in free fall.

In times of market upheaval, the best medicine is to set aside one’s emotions and consider the stocks that are held in the portfolio. The value that the market is currently placing on these stocks can be unsettling, but in an environment of panic selling, even great companies inevitably trade below their intrinsic values. For some companies in the portfolio, it may appear that our timing was off and we should have waited to purchase. Whatever the current state of the market, we believe the Fund’s equity portfolio represents a collection of stellar businesses, with superior fundamentals and considerable competitive advantages. We plan to hold onto them for a very long time.

Mirzam’s Investment Philosophy

Mirzam seeks investments in (a) basic businesses, i.e., businesses that are easy to understand, both with regard to the business model and the financial statements; in (b) good businesses, best exemplified by management’s own actions; and in (c) businesses that will deliver over the long-haul, not necessarily this quarter or the next. We look for the “buy-and-never-sell” stocks, consistent with Warren Buffett’s investment philosophy.

On this score, we are proud of our nonconformist investment philosophy that shuns companies that dilute shareholders with their stock-based compensation plans.

Distinguishing Feature

We differentiate ourselves in that we intentionally avoid companies that make use of stock options to compensate employees. If a company has a stock option overhang in excess of 5% we will not invest in it.

For our shareholders to better understand this philosophy, let us take an example of a publicly listed company which will remain anonymous for the purpose of this discussion.

It is a very profitable company if you believe management’s earnings announcements and the media reports. However, the company’s balance sheet wholly contradicts this notion. The balance sheet reported an accumulated deficit of $617 million in 2006. The company turned positive in 2007 and reported retained earnings of $213 million, only to revert back to an accumulated deficit of $843 million at the end of the third quarter of 2008 (April 26, 2008). In other words, the company has not been profitable since the day it was formed. It has also never paid a penny in dividends to shareholders. Believe it or not, it has a market capitalization in excess of $135 billion. Yes, billion with a “b.”

What happened to the company’s widely publicized profits? First, understand that management of the company has been very generous in handing out stock options to employees in lieu of cash wages. This practice has created the illusion of profitability and left management with a choice: pay dividends or buy back stock. Management chose the latter. The logic is simple. It had to deal with a ballooning share count, the inevitable result of issuing approximately 1.8 billion shares to employees during the period 1995 to 2006. Employees cashed in their stock options and management ran out of profits after buying back approximately 1.5 billion shares. In fact, by 2006, management had appropriated all the profits that the company ever earned, plus another $617 million as it helped employees turn their paper wages (stock options) into cash wages (the stock buybacks).

These types of share repurchases or stock buybacks are nothing more than compensation in disguise. Management first inflates the share count by issuing stock to employees and then scrambles to mop up the dilution by buying back stock. At the end of the day, shareholders are no better off than they were prior to the stock issues and the subsequent buybacks. Since inception, the company has distributed all the profits it ever earned to employees through the marvelously deceptive practice of stock-based compensation. Consider that at the end of fiscal 2006, the company still had another 1.4 billion options (23% of the share count at the time) coming down the pike.

Here’s the clincher – although this company is by no means alone in this kind of misinformation- Management recently announced an increase in the company’s share buyback program, saying, “Today’s decision to increase its share buyback program allows the company to continue to return cash to shareholders.”

That is untrue. The buyback program merely sends a signal that the company has sufficient funds available to buy stock at any time its employees wish to cash in their options. These buybacks provide much needed price support, because insiders are constant sellers of company stock. (Stock options are not yet legal tender at the mall.) This circuitous route of compensating employees returns cash to only a select group of shareholders, namely the employees. The company gets away with this misrepresentation because of (1) the way the accounting works, (2) the difficulty of tracking the cash flow and (3) because of the myth so readily believed by all, including the regulators, that stock buybacks are good for shareholders. After all, they “return cash to shareholders.” Properly analyzed, the claim that the company returns cash to shareholders when it buys back its stock in this manner is a gross distortion of the facts. Alas, when the best laid plans of management go awry, shareholders are left holding the bag; but executives walk away with a truckload of cash thanks to stock options, that invisible enhancer of executive compensation. You won’t find stocks of companies that use this form of obfuscation to transfer shareholder wealth to insiders in our fund’s portfolio.

Mirzam Fund’s Portfolio

Our fundamental research-focused approach leads us to companies that trade at compelling valuation multiples. We are attracted to companies that dominate their industries, benefit from strong secular trends, are relatively immune to economic cycles, and enjoy a virtual monopolistic position in the market place. Our holdings in Southern Copper, Freeport McMoran, TransCanada, Aluminum Corporation of China, China Mobile, Teva Pharmaceuticals, Tenaris and ArcelorMittal, for example, fit this bill.

We own a number of positions in mobile phone companies in countries where they command huge market share, where competition is minimal, and where they mainly operate on a prepaid business model, which eliminates a lot of credit risk and generates huge amounts of cash flow. The mobile phone is one of the most significant inventions of our time.

In general, we avoid companies that don’t pay dividends. We also like to add companies to our portfolios that are committed to relatively high dividend payout ratios. Often these companies are not great growth stories, but the cash flow that they produce for a portfolio comes in handy. Warren Buffett has always said that Sees Candy has not grown much in the years that he has owned it, but the cash flow it has produced has been invested very profitably.

Ultimately, we invest for the long-term, which means our portfolio turnover is minimal. We look for companies that will not only be around ten years from now but that will maintain their competitive advantage and preferably enhance their market dominance. In the short-term, market declines will have a negative impact on our portfolio; but our experience is that if you own the right companies with most of them paying attractive dividends, the portfolio will recover more swiftly than the broad market.

Oil and Gas At July 31, 2008, oil and gas related stocks comprised approximately 16% of Mirzam’s portfolio. There currently exists a delicate balance between production and consumption of oil and gas, with oil and gas companies having to drill deeper and in more unconventional fields to replenish dwindling reserves.

One important player in oil and gas exploration is Precision Drilling, Canada’s premier driller. The dividend yield on the stock, based on the Fund’s cost, is 7.7%. Dividends are paid monthly. CGG Veritas, a French company, provides seismic data to oil and gas companies on land and sea. This helps the industry identify subsurface areas that might contain oil, as well as manage existing oil reservoirs. It is also one of the largest manufacturers of seismic data acquisition equipment. TransCanada is the largest natural gas transmission company on the North American continent. It also owns a well-balanced portfolio of power generating facilities. PetroChina and Statoil are oil and gas producers, although PetroChina is vertically integrated, with a vast network of pipelines, refineries, storage facilities and service stations. Pengrowth Energy Trust is an oil and gas royalty trust that distributes most of the cash that it generates from operations to shareholders (unit holders). It also pays dividends on a monthly basis and the dividend yield, based on the Fund’s cost, is 13.5%.

Tenaris is not counted as an oil and gas company, because it is a steelmaker, but it has strong ties to the oil and gas industry. Tenaris is a leading global manufacturer and supplier of seamless steel pipe products and associated services to the oil and gas, energy and other industries. The company has production, distribution and service capabilities in key markets worldwide. Principal products include casing, tubing, line pipe, and mechanical and structural pipes. Tenaris is based in Luxembourg and has a sister company Ternium, also a company held in the Fund’s portfolio. These two steel companies do not have stock options plans. They pay modest compensation to executives.

Foreign Telecom Approximately 18% of the portfolio comprises foreign telecom companies serving over 800 million subscribers in Asia, Eastern Europe and South America. In 2007, the companies in the Fund’s portfolio reported year-over-year revenue growth in the aggregate of approximately 18.8%, which translated into EBITDA (earnings before interest, taxes, depreciation and amortization) growth of approximately 35.7% and growth in cash generated by operations of approximately 28.3%. The weighted average EBITDA margin expanded to approximately 46.4% in 2007 from approximately 40.7% in 2006. Subscriber growth was approximately 21.4%. Based on trailing 2007 EBITDA and the current combined enterprise value (EV) of the companies, the EV/EBITDA multiple is roughly 7.55. The weighted average dividend yield of these stocks is approximately 2.52%.

Steel and Metals Approximately 14% percent of the portfolio is invested in the steel and metals industry. ArcelorMittal is the world’s largest steel producer. Aluminum Corporation of China is the third largest producer of aluminum in the world and operates as a virtual monopoly in China. Carpenter Technologies and Titanium Metals process nickel, titanium, chromium, iron scrap, and other metal alloy elements. Copper Growth in China and India is driving demand for electricity, which calls for the construction of power generators, as well as tons of copper wire to transmit the electricity to consumers. Freeport-McMoran is the world’s largest copper producer. Southern Copper is the world’s second largest copper producer. These two companies make up roughly 3% of the portfolio.

Food and Agriculture Companies involved in the Food and Agricultural sector comprise about 6% of the portfolio. Close to 20% of the portfolio consists of high dividend yield stocks with a weighted average dividend yield of approximately 9.04%.

Pharmaceuticals The largest position in the portfolio (3.6%) is Teva Pharmaceuticals, a company that manufactures and distributes generic drugs in 50 countries. The fundamentals of the generics industry are very favorable as governments, health insurers, corporations and individuals seek more affordable drug prices. Governments across the globe are passing legislation that encourages generic drug companies to challenge the patents of brand name drugs on expiration. Aging populations and the significant number of patents that have attracted huge revenues expiring over the next couple of years have emboldened management to project a doubling of the company’s business over the next five years.

There were 43 stocks in the portfolio as of July 31, 2008, with foreign companies making up approximately 67% of total equities. Fourteen percent of the portfolio was in cash at the end of July 2008. We only sold one stock during the first year of the Fund’s existence, Fording Canadian, which became a take-over target.

Cash Flow The intrinsic worth of any security is the discounted value of future cash flows. To determine future cash flows is a judgment call based on several assumptions. The rates at which such future cash flows are discounted are also subject to assumptions and related to one’s assessment of the risks of holding such a security. High risk requires a high discount rate. We go through this exercise for every stock that we buy. However, for the purpose of this discussion, we will focus on past cash flows as we consider the free cash flows generated by all the companies in the Fund portfolio for the period ended in 2008.

We extracted the numbers from the SEC filings. As of July 31, 2008 the companies in the Fund portfolio have a combined market capitalization of approximately $1.1 trillion and an average market capitalization of $26 billion. The average market capitalization of the 500 companies in the S&P500 Index is $22 billion. The free cash flows generated by the companies in the Fund in 2007 as a percentage of their market capitalization was approximately 6.27%. Because the Mirzam portfolio is weighted toward companies that are prolific generators of free cash flow, on a weighted average basis, the weighted average free cash flow yield of the portfolio was approximately 10.09%. We believe this yield provides us with a fair amount of margin of safety.

The average dividend yield on the S&P500 Index is 2.1%. The current weighted average yield of the Mirzam portfolio is approximately 3.7% based on the period ended July 31, 2008 dividend payments.

Here are three questions that Fund investors need to ask themselves: (a) Am I comfortable with the stocks that are in the portfolio?; (b) Am I comfortable with the cash generating abilities of the companies in the portfolio?; and (c) Am I comfortable with the discount at which the portfolio is trading relative to the S&P 500 Index? If the answer is “yes” to all three questions, then this may not be the time to make the decision to redeem shares just because Mr. Market can’t make up its mind about whether this bear market should persist or not. We do not believe that it makes any investment sense in to invest with us unless your investment objective is to hold the investment for a number of years.

What Next?

Although we are more heavily invested in foreign stocks, the US economy impacts the global economy in a significant manner. The outlook for the second half of the year for the US and its European counterparts is not rosy. However, there are glimmers of hope in other parts of the globe.

US Economy We have read a wide variety of economic commentary and conjecture. Almost without fail, the commentators and prophets of doom, albeit sometimes reluctantly, mention the surprising strength and “enormous resilience” – to quote Lawrence Summers – of the US economy. Still, Summers dismisses any sentiments of optimism. “Four vicious cycles are simultaneously under way: falling asset prices are forcing levered holders to sell, driving prices further down; losses at financial institutions are reducing the ability to finance investment, which in turn reduces asset values, causing further losses; the weakness of the financial system is reducing growth, which in turn weakens the financial system; and falling output is hitting employment, which in turn leads to reduced demand for output.” (Financial Times, August 7, 2008). Others pundits predict that there is a better than 50-50 chance that we will see a double-dip recession in the US (Krishna Guha); and worse still, that only luck can save the US economy (Clive Crook).

On August 28, 2008, the Bureau of Economic Analysis (BEA) released numbers that contradict the above-mentioned pessimism. Based on revised numbers, the BEA announced that GDP in US increased at an annual rate of 3.3% in the second quarter of 2008. In the first quarter of 2008, GDP increased 0.9%. Earlier, advanced estimates had GDP growing at 1.9% in the second quarter of 2008.

The increase in GDP in the second quarter primarily reflected positive contributions from exports, personal consumption expenditures, federal government spending, nonresidential structures, and state and local government spending that were partly offset by negative contributions from private inventory investment, residential fixed investment, and equipment and software. Imports, which are a subtraction in the calculation of GDP, decreased. Exports of goods and services increased 13.2% in the second quarter, compared with an increase of 5.1% in the first.

The latest unemployment number at a five-year high of 6.1% is troubling, to say the least. However, an increase in unemployment keeps the very serious threat of wage inflation in check. Stronger GDP growth despite higher unemployment portends favorable productivity numbers, which is also anti-inflationary. (On September 4, 2008, the Labor Department confirmed that non-farm business productivity jumped 4.3% at an annual rate in the second quarter, almost double the initial 2.2% estimate.) The stronger dollar and lower oil prices help keep inflation in check. We are not making a case for throwing cash at the stock market. We are merely trying to counter the media’s fascination with the enormous amount of pessimism that pervades the capital markets. No doubt, we are in for a period of uncertainty and set backs.

Global Economy Jim O’Neill, chief economist at Goldman Sachs in the July 16, 2008 edition of the Financial Times provides a particularly noteworthy perspective when he argues that we should not lose sight of the true structural themes shaping our era. We believe the examination and analysis of structural themes often lead to investment ideas that yield huge returns.

According to O’Neill, in the developed world, the middle class might be embattled and shrinking, but globally this is not the case. “One of the most startling positive phenomena for many generations continues to unfold around the world. We are in the middle of an explosion of the world’s middle class. About 70 million people a year globally are entering this wealth group, as defined by those on incomes of between $6,000 and $30,000 per annum, in purchasing power parity terms,” writes O’Neill.

O’Neill and his colleagues at Goldman Sachs believe that this trend may continue for the next 20 years, with the global middle class accelerating to 90 million a year by 2030. If this happens, an astonishing 2 billion people will have joined the ranks of the middle class.

Behind this powerful development is the unfolding story of the BRIC countries (Brazil, Russia, India and China). For example, Russia has already become Europe’s largest car market, outstripping Germany. By HSBC’s projections, China’s foreign exchange reserves, excluding gold, are forecast to stand at $1.9 trillion by year-end 2008, India’s at $330 billion and Brazil’s at $205 billion. Russia holds $582 billion, the third-largest currency reserves in the world. These countries have not borrowed heavily abroad, are not exposed to the credit problems in the west and have been quick to raise interest rates to tackle the inflationary threat. Foreign debt held by Chinese banks as a percentage of GDP is only 2%, for India 4%, and 13% for both Brazil and Russia. Russia earns more than $1 billion per day from its vast oil reserves. Brazil is a big producer of corn, wheat, sugar and oil. These four countries’ exposure to a slowdown in the US can be measured by the level of their US exports. Barely 5% of Russian exports go to the US. For Brazil it is 14%, India 15%, and China 20%.

Consensus forecasts indicate that China’s GDP growth is expected to slow to 9.2% in 2009 from a high of 11.9% in 2007; Brazil to 3.8% from a high of 5.4% in 2007; Russia to 7.0% from its 2007 peak of 8.1%; and India’s to 7.7% from 9.0% in 2007 – slower but growth by comparison to 2007. The four countries’ weighted average growth rate is in excess of 7%. Dalinc Ariburnu, head of emerging markets at Deutsche Bank opines, “When we look back in years to come, we will say the period between 2005 and 2015 was a remarkable decade – remarkable because of the transfer of wealth from developed world to developing world. In the next few years, you will continue to see the economic power shift east.” (Financial Times, August 29, 2008).

The International Monetary Fund estimates that emerging economies, with a 30% share of world GDP or $18 trillion will provide more than 80% of global growth in 2008, up from less than 50% at the turn of the century. The IMF forecasts that this ratio will rise to 35% or $28.850 trillion by 2013.

O’Neill writes, “It is fashionable to believe that that the BRIC story is about to be tipped over the edge by rising inflation, scarcity of resources, etc. Some slowing of rapid growth in these economies is bound to happen. Indeed, the sustainability of it may be helped by some softening.” Goldman identifies at least eleven other large economies adjacent to the BRIC countries benefiting from the BRIC-driven phenomenon.

“It is important for everybody in the so-called developed world to be constantly aware that these powerful shifts in global wealth are good not only for the developing world, but for them too. If you take a look at a chart of recent US export growth, you may well think you are looking at the wrong data series. But you are not. US exports are growing at close to 20% and it is this that is stopping the housing and credit crunch from driving the US into a deep recession. Aspects of the same phenomenon can be seen in Japan, Germany and even the UK. The new middle-class explosion is going to remain the market opportunity for us all,” says O’Neill.

Fred Bergsten of the Peterson Institute for International Economics confirms this in the Financial Times (August 4, 2008): “We have now in fact experienced five consecutive quarters in which the trade balance has improved by almost or more than 1% of GDP. Over that period, the trade gains have averaged more than 1.5% of GDP. This export-led growth is likely to continue through 2009, cumulating to a total reduction in the external deficit of at least $300 billion with a resultant creation of more than 2 million manufacturing jobs throughout the US economy.”

Just below the O’Neill column, cited above, another curmudgeon, who shall remain incognito, weighs in about the continued financial distress and higher commodity pricing, portending more gloom and doom to come – “no end in sight.” The seeming contradiction of a severe financial crisis occurring simultaneously with higher commodity prices becomes less of a mystery seen in the light of O’Neill’s piece. While the West wallows in a financial swamp, growth in the rest of the world is causing shortages in the supply of commodities and hence the run up in prices. A weakening dollar also contributes its share.

At the end of 2007, we felt two words best described the US economy and its prospects for 2008: vulnerable and resilient. The economy is vulnerable to the onset of a recession which will negatively impact stock prices in the short-term. The only way to avoid this would be to move into cash or to rely on derivatives as a hedge. The latter is expensive and doesn’t always work as intended. The former is not an option for the investment strategy that we adhere to, i.e. to invest in good businesses for the long-haul. We will ride out the peaks and troughs, making opportunistic purchases when the market sells off in a panic. We would love to bypass quarters with negative performances, but every portfolio is inevitably exposed to moves in the broader market. Our investment approach is designed to minimize the negative impact of major sell offs and ensure a reasonably swift rebound in values.

We continue to believe that the $13 trillion US economy is resilient, as many pundits have recently acknowledged in the light of the latest GDP numbers. In a market-driven economy, lower prices, however painful at the time, present opportunities and awaken demand which restores equilibrium.

Conclusion

If the experts are to be believed, much of the resilience in the US economy comes from the fact that four large economies (the BRIC countries) are combining to fuel US exports and keep the domestic economy from collapsing under the weight of the doom and gloom predictions floating in the media. The best time to allocate capital to equities is when the market sells off. We urge you to stick with us as we navigate these treacherous waters. We are in good company. Warren Buffet can’t be happy with the performance of his stock either, but regardless, he continues to invest for the long-haul.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-693-8056.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Standard & Poor’s 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Standard & Poor’s 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns of the Index are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on August 14, 2007 (commencement of Fund operations) and held through July 31, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Standard & Poor’s 500® Index is widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Mirzam Capital Appreciation Fund, and to obtain performance data current to the most recent month end or to request a copy of the prospectus, please call 1-888-693-8056. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings– (Unaudited)

1As a percentage of net assets.  Availability of Portfolio Schedule– (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 14, 2007 (commencement of Fund operations) to July 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Mirzam Capital Appreciation Fund	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During the Period* February 1, 2008 - July 31, 2008
Actual	$1,000.00	$978.16	$9.84
Hypothetical**	$1,000.00	$1,014.92	$10.02

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Mirzam Capital Appreciation Fund
Schedule of Investments
July 31, 2008

Common Stocks - 85.29%	Shares	Value

Agriculture Chemicals - 1.90%
Terra Nitrogen Co., L.P.	450	$ 54,512

Bituminous Coal & Lignite Surface Mining - 1.68%
Alliance Resource Partners, L.P.	1,000	48,170

Cable & Other Pay Television Services - 1.93%
Net Servicos de Comunicacao S.A. (a) (b)	4,400	55,264

Cement, Hydraulic - 2.59%
Eagle Materials, Inc.	3,000	74,430

Crude Petroleum & Natural Gas - 5.94%
Pengrowth Energy Trust	4,120	71,317
PetroChina Co., Ltd. (b)	550	73,403
Unit Corp. (a)	380	25,669
		170,389

Cutlery, Handtools & General Hardware - 2.35%
Simpson Manufacturing Co., Inc.	2,800	67,228

Deep Sea Foreign Transportation of Freight - 4.50%
DryShips, Inc.	900	69,417
Ship Finance International, Ltd.	2,000	59,480
		128,897

Drilling Oil & Gas Wells - 2.44%
Precision Drilling Trust	3,100	69,812

Forestry - 0.74%
Pope Resources, Ltd. LP	700	21,105

Industrial Organic Chemicals - 1.89%
Methanex Corp.	2,000	54,160

Meat Packing Plants - 3.14%
Seaboard Corp.	50	90,000

Metal Mining - 3.05%
Freeport-McMoRan Copper & Gold, Inc.	300	29,025
Southern Copper Corp.	2,100	58,338
		87,363

Natural Gas Transmission - 2.70%
TransCanada Corp.	2,000	77,480

Oil & Gas Field Exploration Services - 2.92%
Compagnie Generale de Geophysique - Veritas (a) (b)	2,150	83,592

Personal Credit Institutions - 0.61%
Advance America Cash Advance Centers, Inc.	3,200	17,504

*See accompany notes which are an integral part of these financial statments.

Mirzam Capital Appreciation Fund
Schedule of Investments - continued		.
July 31, 2008

Common Stocks - 85.29% - continued	Shares	Value

Petroleum Refining - 1.92%
StatoilHydro ASA (b)	1,700	$ 55,046

Pharmaceutical Preparations - 3.60%
Teva Pharmaceutical Industries, Ltd. (b)	2,300	103,132

Poultry Slaughtering and Processing - 1.02%
Pilgrim's Pride Corp.	2,400	29,256

Primary Production of Aluminum - 2.66%
Aluminum Corporation of China, Ltd. (b)	3,000	76,230

Radiotelephone Communications - 6.10%
SK Telecom Co., Ltd. (b)	2,080	44,346
Tele Norte Leste Participacoes S.A. (b)	2,100	49,581
Vimpel - Communications (b)	3,200	80,736
		174,663

Railroad Equipment - 0.47%
FreightCar America, Inc.	350	13,331

Refuse Systems - 1.07%
American Ecology Corp.	970	30,565

Secondary Smelting & Refining of Nonferrous Metals - 2.52%
Titanium Metals Corp.	6,400	72,064

Short-Term Business Credit Institutions - 0.95%
Asset Acceptance Capital Corp. (a)	2,300	27,071

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 9.32%
ArcelorMittal - NY Registered	600	52,452
Carpenter Technology Corp.	2,000	77,400
Tenaris S.A. (b)	1,120	67,480
Ternium S.A. (b)	2,000	69,780
		267,112

Surety Insurance - 0.13%
Triad Guaranty, Inc. (a)	4,000	3,600

Surgical & Medical Instruments & Apparatus - 3.35%
China Medical Technologies, Inc. (b)	2,000	95,840

Telephone Communications (No Radiotelephone) - 11.77%
America Movil SAB de C.V. - Series A (b)	850	43,061
China Mobile, Ltd. (b)	700	46,795
Hutchison Telecommunications International, Ltd. (a) (b)	3,000	58,800
PT Telekomunikasi Indonesia (b)	2,500	82,450
Turkcell Iletisim Hizmetleri A.S. (b)	5,500	106,150
		337,256

Women's, Misses', and Juniors Outerwear - 2.03%
Cherokee, Inc.	2,800	58,268

TOTAL COMMON STOCKS (Cost $2,609,525)		2,443,340

*See accompany notes which are an integral part of these financial statments.

Mirzam Capital Appreciation Fund
Schedule of Investments - continued		.
July 31, 2008

Real Estate Investment Trusts - 1.01%	Shares	Value

Anthracite Capital, Inc.	4,600	$ 29,072

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $35,686)		29,072

Money Market Securities - 14.48%

Huntington Money Market Fund, 1.44% (c)	414,664	414,664

TOTAL MONEY MARKET SECURITIES (Cost $414,664)		414,664

TOTAL INVESTMENTS (Cost $3,059,875) - 100.78%		$ 2,887,076

Liabilities in excess of other assets - (0.78)%		(22,467)

TOTAL NET ASSETS - 100.00%		$ 2,864,609

(a) Non-income producing.
(b) American Depositary Receipts.
(c) Variable rate security; the money market rate shown represents the rate at July 31, 2008.

*See accompany notes which are an integral part of these financial statments.

Mirzam Capital Appreciation Fund
Schedule of Investments - continued
July 31, 2008

Diversification of Assets:	Percentage of
Net Assets
Bermuda	2.08%
Brazil	3.66%
Canada	9.52%
China	8.57%
France	2.92%
Greece	2.42%
Hong Kong	3.69%
Indonesia	2.88%
Israel	3.60%
Mexico	1.50%
Luxembourg	6.62%
Norway	1.92%
Republic of Korea (South)	1.55%
Russian Federation	2.82%
Turkey	3.71%
United States	43.33%
Other assets less liabilities	-0.79%
Total	100.00%

*See accompany notes which are an integral part of these financial statments.

Mirzam Capital Appreciation Fund
Statement of Assets and Liabilities
July 31, 2008

Assets:
Investments in securities:
At cost	$ 3,059,875
At market value	$ 2,887,076

Receivable due from Adviser (a)	6,989
Dividends receivable	6,105
Prepaid expenses	1,690
Interest receivable	577
Total assets	2,902,437

Liabilities:
Payable to administrator, fund accountant and transfer agent	14,736
Accrued 12b-1 fees	2,850
Payable to trustees and officers	2,740
Payable to custodian	721
Other accrued expenses	16,781
Total liabilities	37,828

Net Assets:	$ 2,864,609

Net Assets consist of:
Paid in capital	$ 3,024,884
Accumulated net realized gain(loss) on investments	12,524
Net unrealized appreciation (depreciation) on investments	(172,799)

Net Assets:	$ 2,864,609

Shares outstanding (unlimited number of shares authorized)	278,206

Net asset value and offering
price per share	$ 10.30

Redemption price per share ($10.30 * 98%) (b)	$ 10.09

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.

*See accompany notes which are an integral part of these financial statments.

Mirzam Capital Appreciation Fund
Statement of Operations
For the period ended July 31, 2008 (a)

Investment Income
Dividend income (net of foreign withholding tax of $2,404)	$ 24,252
Interest income	12,478
Total Investment Income	36,730

Expenses
Transfer agent expense	34,089
Administration expense	30,619
Fund accounting expense	25,139
Investment adviser fee (b)	19,083
Auditing expense	13,485
Legal expense	8,365
Trustee expense	5,878
CCO expense	5,770
Custodian expense	4,174
Registration expense	3,881
Pricing expense	3,794
12b-1 fees	3,180
Miscellaneous expense	1,722
Insurance expense	967
Printing expense	194
Total Expenses	160,340
Less: Waiver & reimbursement by Adviser (b)	(134,897)
Net operating expenses	25,443
Net Investment Income	11,287

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	15,685
Change in unrealized appreciation (depreciation) on
investment securities	(172,799)
Net realized and unrealized gain (loss) on investment securities	(157,114)
Net increase (decrease) in net assets resulting from operations	$ (145,827)

(a) For the period August 14, 2007 (Commencement of Operations) to July 31, 2008
(b) See Note 3 in the Notes to the Financial Statements.

*See accompany notes which are an integral part of these financial statments.

Mirzam Capital Appreciation Fund
Statement of Changes In Net Assets

	Period Ended
Increase (decrease) in net assets from:	July 31, 2008	(a)
Operations:
Net investment income	$ 11,287
Net realized gain (loss) on investment securities	15,685
Change in unrealized appreciation (depreciation) on investments	(172,799)
Net increase (decrease) in net assets resulting from operations	(145,827)

Distributions to shareholders:
From net investment income	(14,448)

Capital Share Transactions:
Proceeds from Fund shares sold	3,132,373
Reinvestment of distributions	14,412
Amount paid for Fund shares redeemed	(121,901)
Net increase in net assets resulting
from capital share transactions	3,024,884

Total Increase in Net Assets	2,864,609

Net Assets
Beginning of period	-

End of period	$ 2,864,609

Accumulated undistributed net investment income
included in net assets at end of period	$ -

Capital Share Transactions
Shares sold	288,734
Shares issued in reinvestment of distributions	1,344
Shares redeemed	(11,872)

Net increase from capital share transactions	278,206

(a) For the period August 14, 2007 (Commencement of Operations) to July 31, 2008

*See accompany notes which are an integral part of these financial statments.

Mirzam Capital Appreciation Fund
Financial Highlights
(For a share outstanding during the period)

	Period Ended
	July 31, 2008	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment income	0.09	(b)
Net realized and unrealized gain	0.27	(c)
Total from investment operations	0.36

Less Distributions to shareholders:
From net investment income	(0.07)
Total distributions	(0.07)

Paid in capital from redemption fees	0.01

Net asset value, end of period	$ 10.30

Total Return (d)	3.67%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 2,865
Ratio of expenses to average net assets	2.00%	(f)
Ratio of expenses to average net assets
before reimbursement	12.60%	(f)
Ratio of net investment income to
average net assets	0.89%	(f)
Ratio of net investment income to
average net assets before reimbursement	(9.72)%	(f)
Portfolio turnover rate	3.07%

(a) For the period August 14, 2007 (Commencement of Operations) through July 31, 2008.
(b) Per share net investment income has been calculated using the average shares method.

(c) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions in the period.

(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

*See accompany notes which are an integral part of these financial statments.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

July 31, 2008

NOTE 1. ORGANIZATION

Mirzam Capital Appreciation Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on February 12, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment adviser is Mirzam Asset Management, LLC (the “Adviser”). The Adviser has retained Bastiat Capital LLC, (the “Sub-adviser”) to serve as sub-adviser to provide portfolio management and related services to the Fund. The investment objective of the Mirzam Capital Appreciation Fund (the “Fund”) is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Adviser, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

July 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Good faith pricing is permitted if, in the Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, also if the Sub-Adviser are aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. As of July 31, 2008, net investment loss was reclassified to accumulated net realized gain (loss) on investments in the amount of $3,162.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective August 14, 2007. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operation.

As of and during the period ended July 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. Federal authorities for tax year 2008.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

July 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the period August 14, 2007 (commencement of operations) through July 31, 2008, before the waiver described below, the Adviser earned a fee of $19,083 from the Fund.

The Adviser has contractually agreed through July 31, 2009 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, extraordinary expenses, and any indirect expenses do not exceed 2.00% of the Fund’s average daily net assets. For the period August 14, 2007 (commencement of operations) through July 31, 2008, the Adviser waived fees and reimbursed Fund expenses of $134,897. At July 31, 2008, the Fund was owed $6,989 from the Adviser. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation. At July 31, 2008, the amounts subject to recoupment are as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period August 14, 2007 (commencement of operations) through July 31, 2008, Unified earned fees of $30,619 for administrative services provided to the Fund. At July 31, 2008, the Fund owed Unified $5,587 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the period August 14, 2007 (commencement of operations) through July 31, 2008, the Custodian earned fees of $4,174 for custody services provided to the Fund. At July 31, 2008, the Fund owed the Custodian $721 for custody services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period August 14, 2007 (commencement of operations) through July 31, 2008, Unified earned fees of $20,224 from the Fund for transfer agent services and $13,865 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period August 14, 2007 (commencement of operations) through July 31, 2008, Unified earned fees of $25,139 from the Fund for fund accounting services.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

July 31, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

At July 31, 2008, the Fund owed Unified $2,802 for transfer agent services, $2,235 for reimbursement for out-of-pocket expenses, and $4,112 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the period August 14, 2007 (commencement of operations) through July 31, 2008. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund invests in shares of Huntington Money Market Fund which is administered and advised by subsidiaries of Huntington Bancshares. Interest income of $12,478 was received from the Huntington Money Market Fund for the period August 14, 2007 (commencement of operations) through July 31, 2008.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Fund’s plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the period August 14, 2007 (commencement of operations) through July 31, 2008, the Fund accrued 12b-1 fees of $3,180, of which $2,850 was unpaid at July 31, 2008.

NOTE 4. INVESTMENTS

For the period August 14, 2007 (commencement of operations) through July 31, 2008, purchases and sales of investment securities, other than short-term investments and call options written were as follows:

At July 31, 2008, the appreciation (depreciation) of investments for tax purposes was as follows:

At July 31, 2008, the aggregate cost of securities for federal income tax purposes, was $3,060,250.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

July 31, 2008

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2008, Wendel & Co., for the benefit of others, owned 64.79% of the outstanding shares of the Fund and thus may be deemed to control the Fund. Mirzam Asset Management, LLC, the Fund’s Adviser, owns 2.71% of the Fund’s outstanding shares.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 21, 2007, an income distribution of $0.029 per share was made to shareholders of record on December 20, 2007.

On June 30, 2008, an income distribution of $0.0409 per share was made to shareholders of record on June 27, 2008.

The tax characterization of distributions for the fiscal year ended 2008 was as follows:

As of July 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between distributable earnings noted above and the book basis net assets is attributable to differences in the character of income generated from certain underlying investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
Mirzam Capital Appreciation Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mirzam Capital Appreciation Fund (the “Fund”), a series of the Unified Series Trust, as of July 31, 2008, and the related statement of operations and statement of changes in net assets, and the financial highlights for the period August 14, 2007 (commencement of operations) through July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mirzam Capital Appreciation Fund as of July 31, 2008 and the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio

September 26, 2008

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William J. Murphy (Age - 45) Interim Treasurer and Chief Financial Officer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 33 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor as of July 31, 2008.

OTHER TAX INFORMATION

The Fund designates 89.86% of the ordinary distributions paid during the period ended July 31, 2008 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the period ended July 31, 2008, 95.93% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 741-3007 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website atwww.sec.gov.

INVESTMENT ADVISER

Mirzam Asset Management, LLC
1 Main Street, Suite 200
Tequesta, FL 33469

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)      Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)      Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3)      Compliance with applicable governmental laws, rules, and regulations;

(4)      The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5)      Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)      Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)     The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

     Mirzam Fund

     FY 2008          $ 11,500

     FY 2007          $ 0

(b)      Audit-Related Fees

Mirzam Fund           Registrant                    Adviser

     FY 2008                                $ 0                              $ 0

     FY 2007                                $ 0                              $ 0

     Nature of the fees:

(c)     Tax Fees

     Mirzam Fund

FY 2008          $ 2,000

            FY 2007          $ 0

     Nature of the fees:     preparation of the 1120 RIC

(d)      All Other Fees

     Mirzam Fund

               Registrant                    Adviser
FY 2008          $ 0                         $0

            FY 2007          $ 0                         $0

     Nature of the fees:

(e)     (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)      Percentages of Services Approved by the Audit Committee

                         Registrant

Audit-Related Fees:          100%

Tax Fees:                             100%

All Other Fees:                   100%

(f)      During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant                    Adviser

     FY 2008          $ 0                         $ 0

     FY 2007          $ 0                         $ 0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.
(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of August 8, 2008 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)     Code is filed herewith

(2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the

     Investment Company Act of 1940 are filed herewith.

(3)     Not Applicable

(b)     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Unified Series Trust

By
*/s/ Anthony Ghoston

Anthony Ghoston, President

Date: 10/06/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Anthony Ghoston

Anthony Ghoston, President

Date: 10/06/2008

By
*/s/ William Murphy

William J. Murphy, Interim Treasurer

Date: 10/06/2008